                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS DAVID A. BOZYNSKI, DAVID M. SHERBIN AND JAMES J. ZAMOYSKI, AND EACH OF THEM, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN ANY AND ALL AMENDMENTS TO THIS REGISTRATION STATEMENT, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND TO PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY AND TO ALL INTENTS AND PURPOSES AS HE MIGHT OR WOULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

            Signature                                      Title
---------------------------------   ----------------------------------------------------
   /s/ Richard A. Snell             Chairman of the Board, President, Chief Executive
---------------------------------   Officer and Director (Principal Executive Officer)
       Richard A. Snell

   /s/ Thomas W. Ryan               Executive Vice President and Chief Financial
---------------------------------   Officer (Principal Financial Officer)
       Thomas W. Ryan

   /s/ Kenneth P. Slaby             Vice President and Controller (Principal Accounting
---------------------------------   Officer)
       Kenneth P. Slaby

   /s/ John J. Fannan               Director
---------------------------------
       John J. Fannon

   /s/ Roderick M. Hills            Director
---------------------------------
       Roderick M. Hills

   /s/ Antonio Madero                   Director
---------------------------------
       Antonio Madero

   /s/ Robert S. Miller, Jr.            Director
---------------------------------
       Robert S. Miller, Jr.

   /s/ John C. Pope                     Director
---------------------------------
       John C. Pope

   /s/ Paul Scott Lewis                 Director
---------------------------------
       Paul Scott Lewis

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